FIRST AMENDMENT TO CONFIDENTIAL CONSULTING AGREEMENT
This first amendment (the “First Amendment”) to the Confidential Consulting Agreement dated June 3, 2020 (the “Agreement”) by and between the parties hereto, is executed as of the date shown on the signature page (the “Effective Date”), by and between FLG Partners, LLC, a California limited liability company (“FLG”), and Angion Biomedica Corp. (“Client”).
RECITALS
WHEREAS, FLG is in the business of providing certain financial services; and
WHEREAS, Client wishes to retain FLG to provide and FLG wishes to provide such services to Client on the terms set forth herein; and
WHEREAS, FLG has been continuously retained by Client since June 3rd and
WHEREAS, the parties hereto wish to extend the term of the Agreement;
NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

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FIRST AMENDMENT TO CONFIDENTIAL CONSULTING AGREEMENT
1.Additional Compensation.     Exhibit A of the Agreement is amended to add “7. Additional Compensation: Non-qualified Common stock purchase options (the “Options”) equal to 36,000 shares. The exercise price per share of the Options (as determined by Client’s Board of Directors) shall be computed pursuant to and consistent with Client’s IRC §409A per share common stock valuation (the “Common Stock Value”) as of the grant date of the Options. 9,000 of the Options shall be vested upon grant, with the balance vesting ratably over the subsequent nine (9) months. Vesting of the Options shall cease upon termination of the Agreement, and the Options shall be exercisable for one (1) year after termination of the Agreement. Subject to compliance with applicable federal and state securities laws and regulations, the Options shall be issued 95% in the name of FLG Member and 5% in the name of FLG, each rounded to the nearest whole number of shares subject to the Options.
2.Miscellaneous.    All other terms and conditions of the Agreement remain unchanged. This First Amendment shall be incorporated in the Agreement as Exhibit B.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

CLIENT:
Angion Biomedica Corp.,
a Delaware corporation.
By:    Jay Venkatesan
Signed:
Title:    Chief Executive Officer
Address:    51 Charles Lindbergh Boulevard
    Uniondale, NY 11553
Tel:    (415) 655-4899
Email:    jrv@angion.com
FLG: FLG Partners, LLC, a California limited liability company. By: Jeffrey S. Kuhn Signed: Title: Administrative Partner Effective Date: September 9, 2020

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